Exhibit 3.265

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

ARTICLES OF INCORPORATION, 03/23/1998

consisting of 3 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

ARIZONA CORPORATION COMMISSION
CORPORATIONS DIVISION

Phoenix Address: 1300 West Washington
Phoenix, Arizona 85007-2929

Tucson Address: 400 West Congress
Tucson, Arizona 85701-1347

CERTIFICATE OF DISCLOSURE
A.R.S. Sections 10-128 & 10-1084

CHECK APPROPRIATE BOX(ES) A or B
ANSWER "C"

S.S.

MAR 25 1998

TMC-Lake Havasu, Inc.
EXACT CORPORATE NAME

THE UNDERSIGNED CERTIFY THAT:

A. [X] No persons serving either by elections or appointment as officers, directors, incorporators and persons controlling, or holding more than 10% of the issued and outstanding common shares or 10% of any other proprietary, beneficial or membership interest in the corporation:

1. Have been convicted of a felony involving a transaction in securities, consumer fraud or antitrust in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate.
2. Have been convicted of a felony, the essential elements of which consisted of fraud, misrepresentation, theft by false pretenses, or restraining the trade or monopoly in any state or federal jurisdiction within the seven-year period immediately preceding the execution of this Certificate.
3. Have been or are subject to an injunction, judgment, decree or permanent order of any state or federal court entered within the seven-year period immediately preceding the execution of this Certificate where such injunction, judgment, decree or permanent order:
   (a) Involved the violation of fraud or registration provisions of the securities laws of that jurisdiction; or
   (b) Involved the violation of the consumer fraud laws of that jurisdiction; or
   (c) Involved the violation of the antitrust or restraint of trade laws of that jurisdiction.

B. [ ] For any person or persons who have been or are subject to one or more of the statements in items A.1 through A.3 above, the following information MUST be attached:

1. Full name and prior name(s) used.
2. Full birth name.
3. Present home address.
4. Prior addresses (for immediate preceding 7-year period).
5. Date and location of birth.
6. Social Security number.
7. The nature and description of each conviction or judicial action, date and location, the court and public agency involved and file or cause number of case.

STATEMENT OF BANKRUPTCY, RECEIVERSHIP OR REVOCATION
A.R.S. Sections 10-120.01 and 10-1083

C. Has any person serving (a) either by election or appointment as an officer, director, trustee or incorporator of the corporation or, (b) major stockholder possessing or controlling any proprietary, beneficial or membership interest in the corporation, served in any such capacity or held such interest in any corporation which has been placed in bankruptcy or receivership or had its charter revoked?
Yes____ No X

IF YOUR ANSWER TO THE ABOVE QUESTION IS "YES", YOU MUST ATTACH THE FOLLOWING INFORMATION FOR EACH CORPORATION:

1. Name and address of the corporation.
2. Full name, including alias and address of each person involved.
3. State(s) in which the corporation:
   (a) Was incorporated.
   (b) Has transacted business.
4. Dates of corporate operation.
5. A description of the bankruptcy, receivership or charter revocation, including the date, court or agency involved and the file or cause number of the case.

Under penalties of law, the incorporators/Officers declare that we have examined this Certificate, including any attachments, and to the best of our knowledge and belief it is true, correct and complete.

BY [signature] DATE 3/10/98
TITLE Incorporator

BY [signature] DATE 3/10/98
TITLE Incorporator

BY__________ DATE__________
TITLE__________

BY__________ DATE__________
TITLE__________

NOTE: If the Corporation has been in existence for more than sixty (60) days, the Certificate must be signed by two ...

FISCAL DATE 12/31

F-0002 – Foreign
4/94

*** TOTAL PAGE.04 ***

EXPEDITED
AZ CORP. COMMISSION
DELIVERED
MAR 23 1998
FILED BY [ILLEGIBLE]
TERM
DATE 3-23-98
            0834729-3
ARTICLES OF INCORPORATION
OF
PHC-LAKE HAVASU, INC.
Article I

NAME: The name of the corporation shall be PHC-Lake Havasu, Inc.
Article II
PURPOSE: The purpose for which this corporation is organized is the transaction of any or all lawful business for which corporations may be incorporated under the laws of the State of Arizona, as they may be amended from time to time.
Article III
INITIAL BUSINESS: The corporation initially intends to manage and develop a health care facility.
Article IV
AUTHORIZED CAPITAL: The corporation shall have the authority to issue one thousand (1,000) shares of common stock of the par value of One Dollar ($.01) per share.
Article V
STATUTORY AGENT: The name and address of the initial Statutory Agent, a bona fide resident of Arizona for three years is:
National Registered Agents, Inc.
815 N. First Ave.
Suite 4
Phoenix, AZ 85003
Article VI
BOARD OF DIRECTORS: The initial Board of Directors shall consist of two (2) Directors. (Only one director is required.) The person(s) who are to serve as Directors until the first annual meetings of shareholders or until their successors are elected and qualified are:
Martin S. Rash           109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027
Richard Gore             109 Westpark Drive, Suite 180, Brentwood, Tennessee 37027

The incorporators are Nora L. Liggett and L. Kelly Christopher.

/s/ Nora Liggett Nora Liggett	/s/ L. Kelly Christopher L. Kelly Christopher
511 UNION ST., STE 2100	511 UNION ST., STE 2100
NASHVILLE, TN 37219	NASHVILLE, TN 37219
DATED THIS 10th DAY OF MARCH, 1998
Melanie Marks for:
National Registered Agents, Inc.
I,                                                             , having been designated to act as Statutory Agent, hereby consent to act in that capacity until removed or resignation is submitted in accordance with the Arizona Revised Statutes.

Melanie Marks for:
National Registered Agents, Inc.

/s/ Melanie Marks (Signature of Statutory Agent)

2

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

PUB OF ARTICLES OF INCORPORATION, 04/06/1998

consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

SEAL OF THE ARIZONA CORPORATION COMMISSION
DITAT DEUS
1912

Executive Director

By:

Arizona Capitol Times
P.O. Box 2260 Phoenix, AZ 85002
AFFIDAVIT OF PUBLICATION
STATE OF ARIZONA )
County of Maricopa      ) ss
DIANA CREIGHTON, being duly sworn, deposes and says: I am the President of the ARIZONA CAPITOL TIMES, a weekly newspaper of general circulation published at Phoenix, Maricopa County, Arizona, and that the

Articles of Incorporation (Filed: 03/23/98)

of

PHC-LAKE HAVASU, INC.

is being published in said newspaper once a week for three successive and/or consecutive weeks, with publication dates as follows: April 3, 10 and 17, 1998.

/s/ Diana Creighton

Subscribed and sworn to before me this 6th day of April, 1998.

/s/ Cynthia A. Nash

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

STATEMENT OF CHANGE, 09/20/2000

consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

STATEMENT OF CHANGE OF KNOWN
PLACE OF BUSINESS AND OF
STATUTORY AGENT
OF
PHC/LAKE HAVASU, INC.

        (a AZ corporation)
To the Arizona Corporation Commission
State of Arizona
Pursuant to the provisions of the General Corporation Law of the State of Arizona, the corporation hereinafter named delivers the following statement:
1. The name of the corporation is PHC/LAKE HAVASU, INC..
2. The present address of the known place of business of the corporation in the State of Arizona is as follows: 815 N. First Avenue, Suite A, Phoenix, Arizona 85003.
3. The registered agent of the corporation hereby changes the address of its known place of business in the State of Arizona to 302 North First Avenue, Suite 440, Phoenix, County of Maricopa, Arizona 85003.
4. The name and the address of the present statutory agent of the corporation in the State of Arizona are as follows: National Registered Agents, Inc., 815 N. First Avenue, Suite 4, Phoenix, Arizona 85003.
5. The registered agent of the corporation hereby changes the aforesaid statutory address.
6. The name and new address of the corporation’s statutory agent in the State of Arizona are as follows:

Name	Address
National Registered Agents, Inc.	302 North First Avenue
Suite 440
Phoenix, Arizona 85003.
County of Maricopa,
7. The corporation has been given written notice of the change.
Dated: September 18, 2000

National Registered Agents, Inc.
By:	/s/ Dennis E. Howarth
Dennis E. Howarth, President

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

STATEMENT OF CHANGE, 08/02/2002

consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

STATEMENT OF CHANGE OF KNOWN
PLACE OF BUSINESS AND OF
STATUTORY AGENT
OF
PHC-LAKE HAVASU, INC.
       (an Arizona corporation)
To the Arizona Corporation Commission
State of Arizona
Pursuant to the provisions of the General Corporation Law of the State of Arizona, the corporation hereinafter named delivers the following statement:
1. The name of the corporation is PHC-LAKE HAVASU, INC..
2. The ACC file number is: -0834729-3.
3. The present address of the known place of business of the corporation in the State of Arizona is as follows:302 North First Avenue, Suite 440, Phoenix, County of Maricopa, Arizona 85003.
4. The registered agent of the corporation hereby changes the address of its known place of business in the State of Arizona to 1850 N. Central Avenue, Suite 1160, Phoenix, AZ 85004.
5. The name and the address of the present statutory agent of the corporation in the State of Arizona are as follows: National Registered Agents, Inc., follows:302 North First Avenue, Suite 440, Phoenix, County of Maricopa, Arizona 85003.
6. The registered agent of the corporation hereby changes the aforesaid address of the known place of business of the corporation in the State of Arizona and statutory address as follows:
A. The new address of the known place of business of the corporation in the State of Arizona is as follows: 1850 N. Central Avenue, Suite 1160, Phoenix, AZ 85004.
B. The name and new address of the corporation’s statutory agent in the State of Arizona are as follows:

Name	Address
National Registered Agents, Inc.	1850 N. Central Avenue
Suite 1160
Phoenix, Arizona 85004.
County of Maricopa,
8. The corporation has been given written notice of the change.
Dated: July 31, 2002

National Registered Agents, Inc.
By:	/s/ Dennis E. Howarth Dennis E. Howarth, President

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

STATEMENT OF CHANGE, 06/28/2005

consisting of 2 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

CORPORATION

NO FILING FEE REQUIRED	STATEMENT OF CHANGE
OF
KNOWN PLACE OF BUSINESS OR STATUTORY AGENT
NOTE: It is critical that the Corporation Commission receive information about the existing (old) official address and/or agent data as well as the new address or agent data. Please check with our Records section, (602) 542-3026 or our web site, www.cc.state.az.us/corp to obtain the correct information.
1. The exact name of the corporation on file with the Arizona Corporation Commission (ACC) is: PHC-Lake Havasu, Inc.
2. The ACC file number is 0834729-3
3. The known place of business currently (old) on file with the ACC is:
c/o National Registered Agents Inc.
1850 N. Central Avenue, Suite 1160
Phoenix, Arizona 85003
4. The name and address of the current statutory agent on file with the ACC is:
National Registered Agents Inc.
1850 N. Central Avenue, Suite 1160
Phoenix, Arizona 85003

(A)☐	The known place of business in ARIZONA is to be changed. The street address of the new (now, or in the near future) known place of business is:

c/o C T Corporation System, 3225 North Central Avenue,
Phoenix, Arizona 85012

	(B)☐	Foreign corporations only: The known place of business in the State or Country in which the corporation was incorporated is to be changed. The new foreign address is:

5. Indicate which address the Annual Report should be mailed to: 4(A) XX 4(B)

6.	(A)☑	The statutory agent in ARIZONA is to be changed. The name and address of the new statutory agent is:

C T Corporation System
3225 North Central Avenue
Phoenix, Arizona 85012

     Corporation Name: PHC-Lake Havasu, Inc.                     File Number: 0834729-3
(B)☐	The address of the statutory agent in ARIZONA is to be changed. The new address of the statutory agent is:

and the statutory agent has given the Corporation written notice of this change.
ARS §10-140 requires that changes to corporation(s) be executed by an officer of the corporation, whose file is to be changed.
          DATED this 1st day of July, 2005

PHC-Lake Havasu, Inc.

[Name of Corporation]

By	/s/ Mary Kim E. Shipp
Mary Kim E. Shipp, Assistant Secretary
[Name] [Title]

[Statutory Agent]*
*(Statutory Agent must sign only if changing address.)
If the agent has a P.O. box, then they must also provide a physical location/address where service of process on the corporation can occur. Also, personal mail boxes (PMB) are unacceptable for a physical address, but fine for a mailing address.
Acceptance of Appointment
By Statutory Agent**
     The undersigned hereby acknowledges and accepts the appointment as statutory agent of the above-named corporation effective this 12th day of July, 2005

Signature:	/s/ Mary R. Adams MARY R. ADAMS
ASSISTANT SECRETARY

Printed Name:	C T Corporation System

**(required only if a new statutory agent is being appointed)

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

STATEMENT OF CHANGE, 07/25/2005

consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

Received
June 28, 2005
Arizona Corporation
Commission
Corporations Division
STATEMENT OF CHANGE OF KNOWN
PLACE OF BUSINESS AND OF
STATUTORY AGENT
OF
PHC-LAKE HAVASU, INC.

(an Arizona corporation)
To the Arizona Corporation Commission
State of Arizona
Pursuant to the provisions of the General Corporation Law of the State of Arizona, the corporation hereinafter named delivers the following statement:
1. The name of the corporation is PHC-LAKE HAVASU, INC..
2. The ACC file number is: -0834729-3.
3. The present address of the known place of business of the corporation in the State of Arizona is as c/o National Registered Agents, Inc., 1850 N. Central Avenue, Suite 1160, Phoenix, AZ 85004, County of Maricopa,.
4. The registered agent of the corporation hereby changes the address of its known place of business in the State of Arizona to c/o National Registered Agents, Inc., 638 North Fifth Avenue, Phoenix, AZ 85003.
5. The name and the address of the present statutory agent of the corporation in the State of Arizona are as follows: National Registered Agents, Inc., 1850 N. Central Avenue, Suite 1160, Phoenix, AZ 85004, County of Maricopa.
6. The registered agent of the corporation hereby changes the aforesaid address of the known place of business of the corporation in the State of Arizona and statutory address as follows:
     A. The new address of the known place of business of the corporation in the State of Arizona is as follows: c/o National Registered Agents, Inc., 638 North Fifth Avenue, Phoenix, AZ 85003.
     B. The name and new address of the corporation’s statutory agent in the State of Arizona are as follows:

Name	Address
National Registered Agents, Inc.	638 North Fifth Avenue
Phoenix, AZ 85003
County of Maricopa,
8. The corporation has been given written notice of the change.
Dated: June 28, 2005

National	Registered Agents, Inc.

By:	/s/ Dennis E. Howarth Dennis E. Howarth, President

STATE OF ARIZONA

Office of the
CORPORATION COMMISSION

I, Ernest G. Johnson, Executive Director of the Arizona Corporation Commission, do hereby certify that the attached copy of the following document:

STATEMENT OF CHANGE, 05/26/2006

consisting of 1 pages, is a true and complete copy of the original of said document on file with this office for:

PHC-LAKE HAVASU, INC.
ACC file number: -0834729-3

IN WITNESS WHEREOF, I have hereunto set my hand and affixed the official seal of the Arizona Corporation Commission on this date: March 24, 2011.

Executive Director

By:

CORPORATION
STATEMENT OF CHANGE OF
KNOWN PLACE OF BUSINESS OR STATUTORY AGENT ADDRESS
1.	The exact name of the Corporation on file with the Arizona Corporation Commission (ACC) is: PHC-LAKE HAVASU, INC.

2.	The ACC File Number is: 8347293

3.	The address of the known place of business currently on file with the ACC is: % CT CORPORATION SYSTEM, 3225 N CENTRAL AVE, PHOENIX, AZ 85012

4.	The address of the current statutory agent on file with the ACC is: 3225 N CENTRAL AVE, PHOENIX, AZ 85012

5.	The name of the current statutory agent is: C T CORPORATION SYSTEM

6.	The new address of the statutory agent in Arizona is: 2394 E. Camelback Road, Phoenix, AZ 85016

7.	The statutory agent has given the entity written notice of this change.

8.	If the entity indicates its address of the known place of business in Arizona is our (the statutory agent) address, please update accordingly.
Dated: May 19, 2006

CT CORPORATION SYSTEM

/s/ Kenneth J Uva Kenneth J Uva, Vice President

Received May 26, 2006 Arizona Corporation Commission Corporations Division